UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  August 31, 2016

Item 1. Schedule of Investments.

Tortoise Energy Infrastructure Corporation
SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2016
	Shares	Fair Value
Master Limited Partnerships - 177.7%(1)
Crude Oil Pipelines - 44.2%(1)
United States - 44.2%(1)
Enbridge Energy Partners, L.P.	1,897,232	$44,129,616
Genesis Energy L.P.	2,331,152	83,431,930
Plains All American Pipeline, L.P.	6,098,420	171,121,665
Shell Midstream Partners, L.P.	1,597,369	48,671,834
Sunoco Logistics Partners L.P.	6,412,715	189,816,364
Tesoro Logistics LP	2,093,642	100,411,070
		637,582,479
Natural Gas/Natural Gas Liquids Pipelines - 66.7%(1)
United States - 66.7%(1)
Columbia Pipeline Partners LP	1,110,158	15,064,844
Dominion Midstream Partners, LP	896,190	22,816,998
Energy Transfer Partners, L.P.(2)	5,108,669	204,040,240
Enterprise Products Partners L.P.	6,886,458	181,802,491
EQT Midstream Partners, LP	1,966,806	154,610,620
ONEOK Partners, L.P.	4,956,085	192,048,294
Spectra Energy Partners, LP	2,779,686	126,837,072
Tallgrass Energy Partners, LP	1,436,628	66,199,818
		963,420,377
Natural Gas Gathering/Processing - 34.8%(1)
United States - 34.8%(1)
Antero Midstream Partners LP	2,223,332	61,275,030
DCP Midstream Partners, LP	1,348,960	44,205,419
EnLink Midstream Partners, LP	3,510,721	61,964,226
MPLX LP	2,421,079	80,210,347
Rice Midstream Partners LP	820,024	18,745,749
Western Gas Partners, LP	3,190,562	160,549,080
Williams Partners L.P.	1,960,231	74,684,801
		501,634,652
Refined Product Pipelines - 32.0%(1)
United States - 32.0%(1)
Buckeye Partners, L.P.	2,532,174	177,910,545
Magellan Midstream Partners, L.P.	2,849,822	200,427,981
Phillips 66 Partners LP	946,859	46,841,115
Valero Energy Partners LP	888,135	37,203,975
		462,383,616

Total Master Limited Partnerships (Cost $2,031,304,920)		2,565,021,124

Preferred Stock - 2.8%(1)
Natural Gas Gathering/Processing - 1.7%(1)
United States - 1.7%(1)
Targa Resources Corp., 9.500%(3)	21,758	24,351,740

Oil and Gas Production - 1.1%(1)
United States - 1.1%(1)
Anadarko Petroleum Corporation, 7.500%, 06/07/2018	392,800	15,004,960

Total Preferred Stock (Cost $36,245,641)		39,356,700

Warrants - 0.6%(1)
Natural Gas Gathering/Processing - 0.6%(1)
United States - 0.6%(1)
Targa Resources Corp. - Series A, $18.88, 03/16/2023(3)(4)	305,483	6,975,779
Targa Resources Corp. - Series B, $25.11, 03/16/2023(3)(4)	147,302	2,495,847

Total Warrants (Cost $3,145,348)		9,471,626

Short-Term Investment - 0.0%(1)
United States Investment Company - 0.0%(1)
Government & Agency Portfolio - Institutional Class, 0.29%(5) (Cost $392,746)	392,746	392,746

Total Investments - 181.1%(1) (Cost $2,071,088,655)		2,614,242,196
Interest Rate Swap Contracts - (0.0)%(1)
$20,000,000 notional - unrealized depreciation		(692,536)
Other Assets and Liabilities - 0.3%(1)		4,235,385
Deferred Tax Liability - (31.5)%(1)		(454,187,784)
Credit Facility Borrowings - (7.8)%(1)		(112,700,000)
Senior Notes - (30.7)%(1)		(442,500,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (11.4)%(1)		(165,000,000)
Total Net Assets Applicable to Common Stockholders - 100.0%(1)		$1,443,397,261

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $692,536.
(3)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $33,823,366, which represents 2.3% of net assets.
(4) Non-income producing security.
(5) Rate indicated is the current yield as of August 31, 2016.

Various inputs are used in determining the fair value of the Company’s investments and financial instruments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of August 31, 2016.  These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$2,565,021,124	$-	$-	$2,565,021,124
Preferred Stock(a)	15,004,960	-	24,351,740	39,356,700
Warrants (a)	-	-	9,471,626	9,471,626
Short-Term Investment(b)	392,746	-	-	392,746
Total Assets	$2,580,418,830	$-	$33,823,366	$2,614,242,196
Liabilities
Interest Rate Swap Contracts	$-	$692,536	$-	$692,536
(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company utilizes the beginning of reporting period method for determining transfers between levels.  During the period ended August 31, 2016, Rice Midstream Partners LP common units held by the Company in the amount of $10,725,914 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP.  There were no other transfers between levels for the Company during the period ended August 31, 2016.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Company primarily owns securities that are listed on a securities exchange or are traded in the over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company's ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company's portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's liquidity and fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity.  Unobservable inputs shall reflect the Company’s own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs shall be developed based on the best information available in the circumstances, which might include the Company’s own data. The Company’s own data shall be adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The Company generally values debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended August 31, 2016.

	Preferred Stock	Warrants
Balance – beginning of period	$-	$-
Purchases	19,265,393	3,145,347
Return of capital	(953,121)	-
Sales	-	-
Total realized gains	-	-
Change in unrealized gains	6,039,468	6,326,279
Balance – end of period	$24,351,740	$9,471,626

The $12,365,747 of unrealized gains relate to investments that are still held at the end of the reporting period.

Certain of the Company’s investments are restricted and are valued as determined in accordance with fair value procedures.  The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at August 31, 2016.

Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
Targa Resources Corp., 9.500%	Preferred Stock	21,758	3/16/16	$ 19,265,393	$ 24,351,740	1.7%
Targa Resources Corp., Series A, $18.88, 03/16/2023	Warrants	305,483	3/16/16	2,320,856	6,975,779	0.5
Targa Resources Corp., Series B, $25.11, 03/16/2023	Warrants	147,302	3/16/16	824,491	2,495,847	0.1
				$ 22,410,740	$ 33,823,366	2.3%

As of August 31, 2016, the aggregate cost of securities for federal income tax purposes was $1,343,516,379. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $1,286,371,038, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $15,645,221 and the net unrealized appreciation was $1,270,725,817.

Item 2. Controls and Procedures.

(a)
The registrant’s Chief Executive Officer and its Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Energy Infrastructure Corporation

Date: October 27, 2016	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise Energy Infrastructure Corporation

Date: October 27, 2016	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Tortoise Energy Infrastructure Corporation

Date: October 27, 2016	By:	/s/ Brent Behrens
Brent Behrens
Principal Financial Officer and Treasurer